Proxy Voting Record

The following table shows how the Fund's proxy votes were cast in corporate actions, such as mergers, election of board members, and other items shareholders are asked to vote on.

Votes are listed on this page as soon as practicable. If you have questions about a recent action that has not yet been listed, please contact the fund.

You can view our proxy voting policy here.

Company	Ticker	CUSIP	Date of Vote	Our Vote	Proposer	Voted?	Proposal	With Board?
TBA Entertainment	TBA	872173109	June 15, 2004	FOR	Board	Yes	Merger	Yes
Integrity Media	ITGR	45817Y103	June 8, 2004	FOR	Board	Yes	Merger	Yes
Integrity Media	ITGR	45817Y103	June 8, 2004	Against	Board	Yes	Granting blanket proxy for any other business, including adjournement or postponement of the meeting.	No
Titan Corporation	TTN	888266103	June 7, 2004	FOR	Board	Yes	Merger	Yes
Home Products	HOMZ	437305105	June 2, 2004	FOR	Board	Yes	Election of Directors	Yes
AT&T Wireless	AWE	00209A106	May 19, 2004	FOR	Board	Yes	Election of Directors	Yes
AT&T Wireless	AWE	00209A106	May 19, 2004	FOR	Board	Yes	Merger	Yes
AT&T Wireless	AWE	00209A106	May 19, 2004	FOR	Board	Yes	Appointment of auditors	Yes
AT&T Wireless	AWE	00209A106	May 19, 2004	Abstain	Share holder	Yes	Shareholder proposal re: executive compensation program	No
AT&T Wireless	AWE	00209A106	May 19, 2004	Abstain	Share holder	Yes	Shareholder proposal re: discontinuation of certain executive compensation	No
AT&T Wireless	AWE	00209A106	May 19, 2004	FOR	Share holder	Yes	Shareholder proposal re: vote requirement for election of directors	No
Dixon Ticonderoga	DXT	255860108	May 14, 2004	For	Board	Yes	Election of Directors	Yes
Gundle/SLT Environmental, Inc.	GSE	402809107	May 11, 2004	FOR	Board	Yes	Merger	Yes
Gundle/SLT Environmental, Inc.	GSE	402809107	May 11, 2004	FOR	Board	Yes	Adjournment of meeting, if necessary to sollicit additional proxies.	Yes
Unisource Energy	UNS	909205106	May 7, 2004	FOR	Board	Yes	Election of Directors	Yes
Imperial Parking	IPK	453077109	April 29, 2004	FOR	Board	Yes	Merger	Yes
Dana Corp	DCN	235811106	April 19, 2004	n/a	Board	No	Various compensation plans, ratification of auditor	n/a
Troy Group, Inc.	TROY	89733N106	March 29, 2004	FOR	Board	Yes	Election of Directors	Yes
Unisource Energy	UNS	909205106	March 29, 2004	FOR	Board	Yes	Merger	Yes
Garden Fresh Restaurant Corp.	LTUS	365235100	March 9, 2004	FOR	Board	Yes	Merger	Yes
Garden Fresh Restaurant Corp.	LTUS	365235100	March 9, 2004	FOR	Board	Yes	Adjournment of meeting, if necessary to sollicit additional proxies.	Yes
MONY Group	MNY	615337102	February 24, 2004	Against	Board	Yes	Merger	No
MONY Group	MNY	615337102	February 24, 2004	Against	Board	Yes	Adjournment of meeting, if necessary to sollicit additional proxies.	No
MONY Group	MNY	615337102	February 24, 2004	FOR	Share holder	Yes	Shareholder Proposal	No
On-Site Sourcing	ONSS	682195102	February 20, 2004	FOR	Board	Yes	Merger	Yes
On-Site Sourcing	ONSS	682195102	February 20, 2004	FOR	Board	Yes	Adjournment of meeting, if necessary to sollicit additional proxies.	Yes
On Technology	ONTC	68219P108	February 12, 2004	FOR	Board	Yes	Merger	Yes
On Technology	ONTC	68219P108	February 12, 2004	Against	Board	Yes	Granting blanket proxy for any other business, including adjournement or postponement of the meeting.	No
Petrocorp	PEX	71645N101	January 30, 2004	FOR	Board	Yes	Merger	Yes
Petrocorp	PEX	71645N101	January 30, 2004	Against	Board	Yes	Granting blanket proxy for any other business, including adjournement or postponement of the meeting.	No
Media Arts Group, Inc.	MDA	58439C102	January 29, 2004	FOR	Board	Yes	Merger	Yes
Media Arts Group, Inc.	MDA	58439C102	January 29, 2004	Against	Board	Yes	Granting blanket proxy for any other business, including adjournement or postponement of the meeting.	No
United States Exploration	UXP	91182F303	January 29, 2004	Proxy not received on time	Board	No	Merger	n/a
Laser Technology	LSR	518074208	Dec 30, 2003	FOR	Board	Yes	Merger	Yes
Laser Technology	LSR	518074208	Dec 30, 2003	Against	Board	Yes	Granting blanket proxy for any other business, including adjournement or postponement of the meeting.	No
Lexent, Inc	LXNT	52886Q102	Dec 18, 2003	FOR	Board	Yes	Merger	Yes
Lexent, Inc	LXNT	52886Q102	Dec 18, 2003	FOR	Board	Yes	Amendment of Certificate of Incorporation	Yes
Lexent, Inc	LXNT	52886Q102	Dec 18, 2003	Against	Board	Yes	Granting blanket proxy for any other business, including adjournement or postponement of the meeting.	No
Good Guys, Inc (The)	GGUY	382091106	Dec 18, 2003	FOR	Board	Yes	Merger with CompUSA	Yes
Pacer Technology	PTCH	693905200	Dec 9, 2003	FOR	Board	Yes	Merger	Yes
Cysive, Inc.	CYSV	23281T108	Nov 28, 2003	FOR	Board	Yes	Merger	Yes
Cysive, Inc.	CYSV	23281T108	Nov 28, 2003	AGAINST	Board	Yes	Granting blanket proxy for any other business, including adjournement or postponement of the meeting.	No
Edison Schools Inc.	EDSN	281033100	Nov 12, 2003	FOR	Board	Yes	Merger	Yes
Edison Schools Inc.	EDSN	281033100	Nov 12, 2003	AGAINST	Board	Yes	Granting blanket proxy for an adjournement or postponement of the meeting.	No
Laser-Pacific Media Corporation	LPAC	517923108	Oct 30, 2003	FOR	Board	Yes	Merger with Eastman Kodak Company	Yes
Prime Retail, Inc.	PMREO	741570303	Oct 30, 2003	FOR	Board	Yes	Merger with Prime Outlets Acquisition Company, LLC	Yes
T/R Systems, Inc	TRSI	87263U102	Oct 29, 2003	FOR	Board	Yes	Merger with Electronics for Imaging	Yes
Worldcom Inc	n/a	98155KAH5	Aug 25, 2003	FOR	Court	Yes	Class 5 / Plan of Reorganization	n/a

Legend:

Proposer: This column indicates whether the matter voted on was proposed by the company's board of directors or a shareholder. 'Court' indicates that a plan of reorganization that had been filed in bankruptcy court was voted on.

Voted? This column specifies whether or not the fund voted the proxy.

With Board? indicated whether the fund cast its votes in accordance with the recommendation of the company's board of directors.

Information in this table above corresponds to that in form N-PX.